EXHIBIT 99.2

American Express Company						(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues
Discount revenue	$7,482	$6,676	$6,327	$5,242	$5,549	35	$25,727	$20,401	26
Net card fees (A)	1,344	1,312	1,286	1,253	1,222	10	5,195	4,664	11
Other fees and commissions	680	632	560	520	516	32	2,392	2,163	11
Other	531	314	252	219	167	#	1,316	874	51
Total non-interest revenues	10,037	8,934	8,425	7,234	7,454	35	34,630	28,102	23
Interest income
Interest on loans	2,356	2,256	2,094	2,144	2,236	5	8,850	9,779	(9)
Interest and dividends on investment securities	17	18	24	24	29	(41)	83	127	(35)
Deposits with banks and other	27	27	22	24	22	23	100	177	(44)
Total interest income	2,400	2,301	2,140	2,192	2,287	5	9,033	10,083	(10)
Interest expense
Deposits	102	109	113	134	155	(34)	458	943	(51)
Long-term debt and other	190	198	209	228	235	(19)	825	1,155	(29)
Total interest expense	292	307	322	362	390	(25)	1,283	2,098	(39)
Net interest income	2,108	1,994	1,818	1,830	1,897	11	7,750	7,985	(3)
Total revenues net of interest expense	12,145	10,928	10,243	9,064	9,351	30	42,380	36,087	17
Provisions for credit losses
Card Member receivables	74	(12)	(125)	(10)	(54)	#	(73)	1,015	#
Card Member loans	(9)	(177)	(396)	(573)	37	#	(1,155)	3,453	#
Other	(12)	(2)	(85)	(92)	(94)	(87)	(191)	262	#
Total provisions for credit losses	53	(191)	(606)	(675)	(111)	#	(1,419)	4,730	#
Total revenues net of interest expense after provisions for credit losses	12,092	11,119	10,849	9,739	9,462	28	43,799	31,357	40

Expenses
Marketing and business development (A)	2,713	2,355	2,219	1,766	1,858	46	9,053	6,747	34
Card Member rewards	3,032	3,020	2,712	2,243	2,296	32	11,007	8,041	37
Card Member services	665	579	432	317	307	#	1,993	1,230	62
Salaries and employee benefits	1,654	1,497	1,539	1,550	1,566	6	6,240	5,718	9
Professional services	607	490	458	403	523	16	1,958	1,789	9
Data processing and equipment	659	613	577	582	644	2	2,431	2,334	4
Other, net	456	115	(28)	(115)	410	11	428	1,202	(64)
Total expenses	9,786	8,669	7,909	6,746	7,604	29	33,110	27,061	22
Pretax income	2,306	2,450	2,940	2,993	1,858	24	10,689	4,296	#
Income tax provision	587	624	660	758	420	40	2,629	1,161	#
Net income	$1,719	$1,826	$2,280	$2,235	$1,438	20	$8,060	$3,135	#
Net income attributable to common shareholders (B)	$1,679	$1,783	$2,249	$2,206	$1,415	19	$7,917	$3,036	#
Effective tax rate	25.5%	25.5%	22.4%	25.3%	22.6%		24.6%	27.0%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.19	$2.27	$2.81	$2.74	$1.76	24	$10.04	$3.77	#
Average common shares outstanding	768	786	801	804	805	(5)	789	805	(2)
Diluted
Net income attributable to common shareholders	$2.18	$2.27	$2.80	$2.74	$1.76	24	$10.02	$3.77	#
Average common shares outstanding	769	787	802	805	806	(5)	790	806	(2)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.43	—	$1.72	$1.72	—
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change
Assets
Cash & cash equivalents	$22	$28	$31	$40	$33	(33)
Card Member receivables, less reserves	54	49	48	42	43	26
Card Member loans, less reserves	85	74	72	66	68	25
Investment securities	3	10	12	21	22	(86)
Other (C)	25	23	24	24	25	—
Total assets	$189	$184	$187	$193	$191	(1)

Liabilities and Shareholders' Equity
Customer deposits	$84	$84	$85	$89	$87	(3)
Short-term borrowings	2	2	2	2	2	—
Long-term debt	39	34	37	42	43	(9)
Other (C)	42	40	37	36	36	17
Total liabilities	$167	$160	$161	$169	$168	(1)

Shareholders' Equity	22	24	26	24	23	(4)
Total liabilities and shareholders' equity	$189	$184	$187	$193	$191	(1)

Return on average equity (D)	33.7%	32.6%	30.5%	22.6%	14.2%
Return on average common equity (D)	35.8%	34.7%	32.2%	23.9%	14.9%
Book value per common share (dollars)	$27.05	$28.39	$30.02	$28.46	$26.58	2

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Consolidated Capital

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20
Shares Outstanding (in millions)
Beginning of period	778	798	803	805	805
Repurchase of common shares	(17)	(20)	(6)	(3)	—
Net impact of employee benefit plans and others	—	—	1	1	—
End of period	761	778	798	803	805

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	12.6%	14.2%	14.8%	13.5%
Tier 1	11.5%	14.2%	15.3%	16.0%	14.7%
Total	12.9%	15.7%	16.8%	17.5%	16.2%

Common Equity Tier 1	$17.6	$19.1	$21.0	$20.0	$18.7
Tier 1 Capital	$19.2	$21.4	$22.6	$21.6	$20.3
Tier 2 Capital	$2.3	$2.2	$2.2	$2.1	$2.1
Total Capital	$21.5	$23.7	$24.8	$23.6	$22.4
RWA	$166.5	$150.7	$147.5	$135.1	$138.3
Tier 1 Leverage	10.5%	11.8%	12.2%	11.4%	11.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$183.5	$182.1	$185.6	$189.3	$185.1

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Network volumes (F)
U.S.	$256.2	$232.0	$222.6	$186.2	$195.0	31	$897.0	$708.1	27
Outside the U.S.	111.9	98.7	93.5	83.1	90.9	23	387.2	329.7	17
Total	$368.1	$330.7	$316.1	$269.3	$285.9	29	$1,284.2	$1,037.8	24
Billed business (F)	$316.2	$280.4	$267.8	$225.4	$239.8	32	$1,089.8	$870.7	25
Processed volumes (F)	51.9	50.3	48.3	43.9	46.1	13	194.4	167.1	16
Total	$368.1	$330.7	$316.1	$269.3	$285.9	29	$1,284.2	$1,037.8	24
Cards-in-force (millions) (G)
U.S.	56.4	56.0	54.8	54.1	53.8	5	56.4	53.8	5
Outside the U.S.	65.3	63.2	60.2	58.8	58.2	12	65.3	58.2	12
Total	121.7	119.2	115.0	112.9	112.0	9	121.7	112.0	9
Proprietary	71.4	70.6	69.6	69.0	68.9	4	71.4	68.9	4
GNS	50.3	48.6	45.4	43.9	43.1	17	50.3	43.1	17
Total	121.7	119.2	115.0	112.9	112.0	9	121.7	112.0	9
Basic cards-in-force (millions) (G)
U.S.	44.3	44.0	43.0	42.4	42.2	5	44.3	42.2	5
Outside the U.S.	56.4	54.3	51.2	49.8	49.1	15	56.4	49.1	15
Total	100.7	98.3	94.2	92.2	91.3	10	100.7	91.3	10
Average proprietary basic Card Member spending (dollars)
U.S.	$6,351	$5,771	$5,607	$4,723	$4,983	27	$22,477	$18,085	24
Outside the U.S.	$4,502	$3,893	$3,686	$3,170	$3,505	28	$15,251	$12,264	24
Average	$5,822	$5,231	$5,051	$4,270	$4,549	28	$20,392	$16,352	25
Card Member loans
U.S.	$76.9	$67.5	$66.2	$61.6	$64.2	20	$76.9	$64.2	20
Outside the U.S.	11.7	9.5	9.4	8.5	9.2	27	11.7	9.2	27
Total	$88.6	$77.0	$75.6	$70.1	$73.4	21	$88.6	$73.4	21

Average discount rate (H)	2.30%	2.32%	2.30%	2.26%	2.25%		2.30%	2.28%
Average fee per card (dollars) (I)	$76	$75	$74	$73	$71	7	$74	$67	10

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member loans
U.S.	$76.9	$67.5	$66.2	$61.6	$64.2	20	$76.9	$64.2	20
Outside the U.S.	$11.7	$9.5	$9.4	$8.5	$9.2	27	$11.7	$9.2	27
Total loans	$88.6	$77.0	$75.6	$70.1	$73.4	21	$88.6	$73.4	21
Credit loss reserves (millions)
Beginning balance	$3,489	$3,835	$4,467	$5,344	$5,688	(39)	$5,344	$4,027	33
Provisions - principal, interest and fees	(9)	(177)	(396)	(573)	37	#	(1,155)	3,453	#
Net write-offs - principal less recoveries	(128)	(118)	(185)	(241)	(346)	(63)	(672)	(1,795)	(63)
Net write-offs - interest and fees less recoveries	(43)	(43)	(58)	(63)	(74)	(42)	(207)	(375)	(45)
Other (J)	(4)	(8)	7	—	39	#	(5)	34	#
Ending balance	$3,305	$3,489	$3,835	$4,467	$5,344	(38)	$3,305	$5,344	(38)
% of loans	3.7%	4.5%	5.1%	6.4%	7.3%		3.7%	7.3%
% of past due	555%	666%	782%	723%	727%		555%	727%
Average loans	$82.9	$76.4	$72.8	$70.7	$71.2	16	$76.1	$74.6	2
Net write-off rate (principal only) (K)	0.6%	0.6%	1.0%	1.4%	1.9%		0.9%	2.4%
Net write-off rate (principal, interest and fees) (K)	0.8%	0.8%	1.3%	1.7%	2.4%		1.2%	2.9%
30+ days past due as a % of total (L)	0.7%	0.7%	0.6%	0.9%	1.0%		0.7%	1.0%

Net interest income divided by average Card Member loans (M)	10.2%	10.4%	10.0%	10.4%	10.7%		10.2%	10.7%
Net interest yield on average Card Member loans (M)	10.3%	10.8%	10.6%	11.3%	11.4%		10.7%	11.5%

Worldwide Card Member receivables
U.S.	$38.4	$34.8	$33.9	$30.1	$30.5	26	$38.4	$30.5	26
Outside the U.S.	$15.2	$14.0	$13.7	$11.9	$13.2	15	$15.2	$13.2	15
Total receivables	$53.6	$48.8	$47.6	$42.0	$43.7	23	$53.6	$43.7	23
Credit loss reserves (millions)
Beginning balance	$30	$73	$202	$267	$422	(93)	$267	$126	#
Provisions - principal and fees	74	(12)	(125)	(10)	(54)	#	(73)	1,015	#
Net write-offs - principal and fees less recoveries (N)	(40)	(32)	(4)	(53)	(105)	(62)	(129)	(881)	(85)
Other (J)	—	1	—	(2)	4	#	(1)	7	#
Ending balance	$64	$30	$73	$202	$267	(76)	$64	$267	(76)
% of receivables	0.1%	0.1%	0.2%	0.5%	0.6%		0.1%	0.6%
Net write-off rate (principal and fees) (K)(N)	0.3%	0.3%	—%	0.5%	1.0%		0.3%	2.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (K)(O)	0.4%	0.3%	0.3%	0.6%	1.1%		0.4%	2.1%
Net write-off rate, excluding GCP (principal only) (K)(O)	0.3%	0.2%	0.3%	0.5%	1.0%		0.3%	1.9%
30+ days past due as a % of total, excluding GCP (L)(O)	0.6%	0.5%	0.5%	0.6%	0.6%		0.6%	0.6%

Other loans (C)
Total other loans	$2.9	$2.4	$2.2	$2.3	$2.9	—	$2.9	$2.9	—
Credit loss reserves (millions)
Beginning balance	$66	$72	$143	$238	$370	(82)	$238	$172	38
Provisions	(12)	(5)	(65)	(82)	(101)	(88)	(164)	177	#
Net write-offs	(2)	—	(5)	(14)	(31)	(94)	(21)	(111)	(81)
Other (J)	—	(1)	(1)	1	—	—	(1)	—	—
Ending balance	$52	$66	$72	$143	$238	(78)	$52	$238	(78)
% of other loans	1.8%	2.8%	3.3%	6.2%	8.2%		1.8%	8.2%

Other receivables (C)
Total other receivables	$2.7	$2.7	$2.9	$2.4	$3.0	(10)	$2.7	$3.0	(10)
Credit loss reserves (millions)
Beginning balance	$33	$39	$67	$85	$85	(61)	$85	$27	#
Provisions	—	3	(20)	(10)	7	#	(27)	85	#
Net write-offs	(8)	(9)	(8)	(8)	(7)	14	(33)	(27)	22
Ending balance	$25	$33	$39	$67	$85	(71)	$25	$85	(71)
% of other receivables	0.9%	1.2%	1.3%	2.8%	2.8%		0.9%	2.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG) (P)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS) (P)	Corporate and Other	Consolidated
Q4'21
Non-interest revenues	$5,175	$3,264	$1,419	$179	$10,037
Interest income	1,955	401	4	40	2,400
Interest expense	181	111	(31)	31	292
Total revenues net of interest expense	6,949	3,554	1,454	188	12,145
Total provisions for credit losses	27	26	—	—	53
Total revenues net of interest expense after provisions for credit losses	6,922	3,528	1,454	188	12,092
Marketing, business development, and Card Member rewards and services	4,153	1,819	430	8	6,410
Salaries and employee benefits and other operating expenses	1,468	1,003	516	389	3,376
Pretax income (loss)	1,301	706	508	(209)	2,306
Q4'20
Non-interest revenues	$3,970	$2,523	$1,086	$(125)	$7,454
Interest income	1,901	334	4	48	2,287
Interest expense	210	126	(21)	75	390
Total revenues net of interest expense	5,661	2,731	1,111	(152)	9,351
Total provisions for credit losses	43	(164)	12	(2)	(111)
Total revenues net of interest expense after provisions for credit losses	5,618	2,895	1,099	(150)	9,462
Marketing, business development, and Card Member rewards and services	2,799	1,338	330	(6)	4,461
Salaries and employee benefits and other operating expenses	1,359	890	493	401	3,143
Pretax income (loss)	1,460	667	276	(545)	1,858
YOY % change
Non-interest revenues	30	29	31	#	35
Interest income	3	20	—	(17)	5
Interest expense	(14)	(12)	48	(59)	(25)
Total revenues net of interest expense	23	30	31	#	30
Total provisions for credit losses	(37)	#	#	#	#
Total revenues net of interest expense after provisions for credit losses	23	22	32	#	28
Marketing, business development, and Card Member rewards and services	48	36	30	#	44
Salaries and employee benefits and other operating expenses	8	13	5	(3)	7
Pretax income (loss)	(11)	6	84	(62)	24

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (Q)					Reported	FX-Adjusted (Q)
	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YTD'21	YTD'21
Worldwide
Network volumes (F)	29%	29%	50%	(6)%	(14)%	30%	29%	46%	(8)%	(15)%	24%	23%
Total billed business (F)	32	31	53	(7)	(15)	33	31	51	(9)	(16)	25	24
Consumer billed business	34	34	62	(4)	(12)	35	34	58	(6)	(13)	29	28
Commercial billed business	29	28	45	(10)	(18)	30	28	43	(12)	(19)	21	20
Processed volumes (F)	13	20	33	3	(8)	15	18	26	(1)	(10)	16	14

U.S.
Network volumes (F)	31	33	53	(4)	(12)	n/a	n/a	n/a	n/a	n/a	27	n/a
Total billed business (F)	33	32	53	(5)	(12)	n/a	n/a	n/a	n/a	n/a	26	n/a
Consumer billed business	37	37	63	(2)	(11)	n/a	n/a	n/a	n/a	n/a	32	n/a
Commercial billed business	29	28	44	(8)	(15)	n/a	n/a	n/a	n/a	n/a	21	n/a

Outside the U.S.
Network volumes (F)	23	22	42	(10)	(18)	26	20	32	(15)	(21)	17	14
Total billed business (F)	29	28	55	(14)	(22)	32	25	43	(20)	(25)	21	17
Consumer billed business	28	27	59	(10)	(17)	32	24	46	(17)	(20)	23	19
Commercial billed business	30	28	49	(20)	(31)	34	27	38	(26)	(33)	18	14
Asia Pacific, Australia & New Zealand network volumes	12	10	28	—	(10)	16	10	20	(7)	(15)	12	9
Latin America, Canada & Caribbean network volumes	36	39	55	(19)	(29)	38	35	45	(18)	(25)	23	22
Europe, the Middle East & Africa network volumes	38	36	66	(21)	(28)	40	31	51	(27)	(31)	25	19

Merchant Industry Metrics
Worldwide billed business (F)
Goods & Services (G&S)-related (79% of Q4'21 worldwide billed business) (R)	19	18	34	8	5	19	18	31	6	4	19	18
T&E-related (21% of Q4'21 worldwide billed business)	130	126	347	(49)	(64)	132	124	340	(50)	(65)	59	58
Airline-related (4% of Q4'21 worldwide billed business)	271	429	#	(72)	(85)	274	426	#	(73)	(85)	63	61

U.S. billed business (F)
G&S-related (80% of Q4'21 U.S. billed business) (R)	20	19	33	7	5	n/a	n/a	n/a	n/a	n/a	19	n/a
T&E-related (20% of Q4'21 U.S. billed business)	134	141	350	(43)	(62)	n/a	n/a	n/a	n/a	n/a	70	n/a
Airline-related (3% of Q4'21 U.S. billed business)	264	421	#	(67)	(82)	n/a	n/a	n/a	n/a	n/a	80	n/a

# - Denotes a variance of 1,000 percent or more.

See Appendix IV for footnote references.

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$5,175	$4,699	$4,464	$3,819	$3,970	30	$18,157	$14,632	24
Interest income	1,955	1,879	1,749	1,808	1,901	3	7,391	8,199	(10)
Interest expense	181	174	174	188	210	(14)	717	1,054	(32)
Net interest income	1,774	1,705	1,575	1,620	1,691	5	6,674	7,145	(7)
Total revenues net of interest expense	6,949	6,404	6,039	5,439	5,661	23	24,831	21,777	14
Total provisions for credit losses	27	(126)	(342)	(504)	43	(37)	(945)	3,150	#
Total revenues net of interest expense after provisions for credit losses	6,922	6,530	6,381	5,943	5,618	23	25,776	18,627	38
Expenses
Marketing, business development, and Card Member rewards and services	4,153	3,791	3,327	2,627	2,799	48	13,898	9,841	41
Salaries and employee benefits and other operating expenses	1,468	1,251	1,172	1,161	1,359	8	5,052	5,099	(1)
Total expenses	5,621	5,042	4,499	3,788	4,158	35	18,950	14,940	27
Pretax segment income	1,301	1,488	1,882	2,155	1,460	(11)	6,826	3,687	85

(Billions, except percentages and where indicated)
Billed business (F)
U.S.	$129.5	$114.9	$110.8	$89.0	$94.8	37	$444.2	$337.6	32
Outside the U.S.	$44.6	$38.2	$35.8	$30.3	$34.7	29	$148.9	$121.1	23
Total	$174.1	$153.1	$146.6	$119.3	$129.5	34	$593.1	$458.7	29
Proprietary cards-in-force (millions) (G)
U.S.	39.0	38.7	38.1	37.8	37.7	3	39.0	37.7	3
Outside the U.S.	17.0	16.8	16.7	16.7	16.7	2	17.0	16.7	2
Total	56.0	55.5	54.8	54.5	54.4	3	56.0	54.4	3
Proprietary basic cards-in-force (millions) (G)
U.S.	27.3	27.2	26.9	26.7	26.6	3	27.3	26.6	3
Outside the U.S.	11.9	11.7	11.6	11.6	11.6	3	11.9	11.6	3
Total	39.2	38.9	38.5	38.3	38.2	3	39.2	38.2	3
Average proprietary basic Card Member spending (dollars)
U.S	$4,755	$4,255	$4,138	$3,336	$3,567	33	$16,498	$12,641	31
Outside the U.S.	$3,770	$3,278	$3,087	$2,616	$2,984	26	$12,759	$10,175	25
Average	$4,457	$3,960	$3,821	$3,118	$3,390	31	$15,368	$11,881	29

Segment assets	$102.1	$91.8	$89.7	$81.9	$87.4	17	$102.1	$87.4	17

Card Member loans
Total loans
U.S.	$59.8	$52.6	$51.8	$48.3	$51.4	16	$59.8	$51.4	16
Outside the U.S.	$10.7	$9.0	$8.8	$8.0	$8.7	23	$10.7	$8.7	23
Total	$70.5	$61.6	$60.6	$56.3	$60.1	17	$70.5	$60.1	17

Average loans
U.S.	$56.1	$52.3	$49.9	$49.0	$50.3	12	$52.0	$53.0	(2)
Outside the U.S.	$10.0	$8.9	$8.4	$8.3	$8.3	20	$9.0	$8.6	5
Total	$66.1	$61.2	$58.3	$57.3	$58.6	13	$61.0	$61.6	(1)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.6%	0.5%	0.9%	1.3%	1.9%		0.8%	2.4%
Net write-off rate (principal, interest and fees) (K)	0.8%	0.8%	1.2%	1.6%	2.3%		1.1%	2.9%
30+ days past due as a % of total (L)	0.7%	0.7%	0.6%	0.9%	1.0%		0.7%	1.0%
Outside the U.S.
Net write-off rate (principal only) (K)	0.9%	1.3%	2.2%	2.5%	2.5%		1.7%	3.0%
Net write-off rate (principal, interest and fees) (K)	1.2%	1.7%	2.9%	3.2%	3.1%		2.2%	3.7%
30+ days past due as a % of total (L)	0.8%	1.0%	1.1%	1.6%	1.7%		0.8%	1.7%
Total
Net write-off rate (principal only) (K)	0.6%	0.7%	1.1%	1.4%	2.0%		0.9%	2.5%
Net write-off rate (principal, interest and fees) (K)	0.9%	0.9%	1.5%	1.8%	2.4%		1.3%	3.0%
30+ days past due as a % of total (L)	0.7%	0.7%	0.7%	1.0%	1.1%		0.7%	1.1%

Net interest income divided by average Card Member loans (M)	10.7%	11.1%	10.8%	11.3%	11.5%		10.9%	11.6%
Net interest yield on average Card Member loans (M)
U.S.	11.2%	11.6%	11.4%	12.1%	12.0%		11.5%	11.9%
Outside the U.S.	8.0%	9.3%	9.9%	10.9%	11.1%		9.4%	11.9%
Total	10.7%	11.3%	11.1%	11.9%	11.9%		11.2%	11.9%

Card Member receivables
U.S.	$14.7	$12.6	$12.9	$11.2	$11.9	24	$14.7	$11.9	24
Outside the U.S.	$7.7	$6.9	$7.0	$6.0	$6.8	13	$7.7	$6.8	13
Total receivables	$22.4	$19.5	$19.9	$17.2	$18.7	20	$22.4	$18.7	20

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (K)	0.2%	—%	—%	—%	0.4%		—%	1.3%
Net write-off rate (principal and fees) (K)	0.2%	0.1%	—%	0.1%	0.5%		0.1%	1.4%
30+ days past due as a % of total (L)	0.4%	0.4%	0.3%	0.4%	0.4%		0.4%	0.4%
Outside the U.S.
Net write-off rate (principal only) (K)	0.5%	0.6%	1.0%	1.3%	1.3%		0.8%	2.5%
Net write-off rate (principal and fees) (K)	0.6%	0.7%	1.1%	1.4%	1.5%		0.9%	2.7%
30+ days past due as a % of total (L)	0.7%	0.7%	0.7%	0.9%	1.0%		0.7%	1.0%
Total
Net write-off rate (principal only) (K)	0.3%	0.2%	0.3%	0.5%	0.7%		0.3%	1.7%
Net write-off rate (principal and fees) (K)	0.3%	0.3%	0.4%	0.6%	0.8%		0.4%	1.9%
30+ days past due as a % of total (L)	0.5%	0.5%	0.4%	0.6%	0.6%		0.5%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

Global Commercial Services								(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$3,264	$2,978	$2,815	$2,432	$2,523	29	$11,489	$9,652	19
Interest income	401	378	345	336	334	20	1,460	1,586	(8)
Interest expense	111	111	111	116	126	(12)	449	619	(27)
Net interest income	290	267	234	220	208	39	1,011	967	5
Total revenues net of interest expense	3,554	3,245	3,049	2,652	2,731	30	12,500	10,619	18
Total provisions for credit losses (N)	26	(67)	(235)	(162)	(164)	#	(438)	1,493	#
Total revenues net of interest expense after provisions for credit losses	3,528	3,312	3,284	2,814	2,895	22	12,938	9,126	42
Expenses
Marketing, business development, and Card Member rewards and services	1,819	1,757	1,630	1,386	1,338	36	6,592	4,991	32
Salaries and employee benefits and other operating expenses	1,003	837	815	763	890	13	3,418	3,199	7
Total expenses	2,822	2,594	2,445	2,149	2,228	27	10,010	8,190	22
Pretax segment income (loss)	706	718	839	665	667	6	2,928	936	#

(Billions, except percentages and where indicated)
Billed business (F)	$140.9	$126.1	$119.9	$104.0	$109.1	29	$490.9	$406.5	21
Proprietary cards-in-force (millions) (G)	15.4	15.1	14.8	14.5	14.5	6	15.4	14.5	6
Average Card Member spending (dollars)	$9,235	$8,447	$8,180	$7,159	$7,515	23	$33,055	$27,769	19

Segment assets	$52.9	$48.2	$46.4	$42.4	$42.1	26	$52.9	$42.1	26

Card Member loans
Total loans	$18.1	$15.4	$15.0	$13.8	$13.3	36	$18.1	$13.3	36
Total loans - Global Small Business Services (GSBS)	$18.0	$15.3	$15.0	$13.8	$13.2	36	$18.0	$13.2	36
30+ days past due as a % of total - GSBS (L)	0.5%	0.5%	0.4%	0.6%	0.7%		0.5%	0.7%
Average loans - GSBS	$16.7	$15.2	$14.4	$13.4	$12.5	34	$15.0	$12.9	16
Net write-off rate (principal only) - GSBS (K)	0.5%	0.5%	0.6%	1.0%	1.9%		0.6%	2.1%
Net write-off rate (principal, interest and fees) - GSBS (K)	0.6%	0.6%	0.7%	1.2%	2.2%		0.8%	2.4%

Net interest income divided by average Card Member loans (M)	6.9%	7.0%	6.5%	6.5%	6.6%		6.7%	7.4%
Net interest yield on average Card Member loans (M)	8.5%	8.8%	8.3%	8.7%	9.0%		8.6%	9.8%

Card Member receivables
Total receivables	$31.3	$29.3	$27.7	$24.8	$25.0	25	$31.3	$25.0	25
Net write-off rate (principal and fees) (K)(N)	0.3%	0.2%	(0.2)%	0.5%	1.1%		0.2%	2.1%
Total receivables - GCP (O)	$13.3	$12.5	$11.7	$10.5	$10.9	22	$13.3	$10.9	22
90+ days past billing as a % of total - GCP (L)(O)	0.3%	0.3%	0.3%	0.4%	0.6%		0.3%	0.6%
Net write-off rate (principal and fees) - GCP (K)(N)(O)	0.2%	0.2%	(0.9)%	0.4%	0.7%		—%	1.9%
Total receivables - GSBS	$18.0	$16.8	$15.9	$14.3	$14.1	28	$18.0	$14.1	28
30+ days past due as a % of total - GSBS (L)	0.7%	0.6%	0.5%	0.6%	0.7%		0.7%	0.7%
Net write-off rate (principal only) - GSBS (K)	0.3%	0.2%	0.2%	0.5%	1.3%		0.3%	2.1%
Net write-off rate (principal and fees) - GSBS (K)	0.4%	0.3%	0.3%	0.5%	1.4%		0.4%	2.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information (P)
(Millions, except percentages)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Non-interest revenues	$1,419	$1,280	$1,204	$1,061	$1,086	31	$4,964	$4,143	20
Interest income	4	4	4	4	4	—	16	18	(11)
Interest expense	(31)	(24)	(20)	(17)	(21)	48	(92)	(82)	12
Net interest income	35	28	24	21	25	40	108	100	8
Total revenues net of interest expense	1,454	1,308	1,228	1,082	1,111	31	5,072	4,243	20
Total provisions for credit losses	—	—	(27)	(10)	12	#	(37)	87	#
Total revenues net of interest expense after provisions for credit losses	1,454	1,308	1,255	1,092	1,099	32	5,109	4,156	23
Expenses
Marketing, business development, and Card Member rewards and services	430	375	373	300	330	30	1,478	1,130	31
Salaries and employee benefits and other operating expenses	516	404	355	407	493	5	1,682	1,711	(2)
Total expenses	946	779	728	707	823	15	3,160	2,841	11
Pretax segment income	508	529	527	385	276	84	1,949	1,315	48

(Billions)
Segment assets	$15.2	$14.2	$14.2	$13.6	$14.0	9	$15.2	$14.0	9

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020
ROE
Net income	$8,060	$7,779	$7,026	$5,003	$3,135
Average shareholders' equity	$23,910	$23,832	$23,071	$22,158	$22,002
Return on average equity (D)	33.7%	32.6%	30.5%	22.6%	14.2%

Reconciliation of ROCE
Net income	$8,060	$7,779	$7,026	$5,003	$3,135
Preferred shares dividends and equity related adjustments (S)	87	72	59	61	79
Earnings allocated to participating share awards and other	56	54	47	33	20
Net income attributable to common shareholders (S)	$7,917	$7,653	$6,920	$4,909	$3,036

Average shareholders' equity	$23,910	$23,832	$23,071	$22,158	$22,002
Average preferred shares (S)	1,820	1,763	1,584	1,584	1,584
Average common shareholders' equity	$22,090	$22,069	$21,487	$20,574	$20,418
Return on average common equity (D)	35.8%	34.7%	32.2%	23.9%	14.9%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YTD'21	YTD'20
Consolidated
Net interest income	$2,108	$1,994	$1,818	$1,830	$1,897	$7,750	$7,985
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	135	172	195	236	254	738	1,295
Interest income not attributable to our Card Member loan portfolio (U)	(98)	(92)	(93)	(96)	(111)	(379)	(668)
Adjusted net interest income (V)	$2,145	$2,074	$1,920	$1,970	$2,040	$8,109	$8,612
Average Card Member loans (billions)	$82.9	$76.4	$72.8	$70.7	$71.2	$76.0	$74.6
Net interest income divided by average Card Member loans (W)	10.2%	10.4%	10.0%	10.4%	10.7%	10.2%	10.7%
Net interest yield on average Card Member loans (X)	10.3%	10.8%	10.6%	11.3%	11.4%	10.7%	11.5%

Global Consumer Services Group
U.S.
Net interest income	$1,596	$1,524	$1,392	$1,421	$1,490	$5,933	$6,222
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	23	31	44	60	64	158	288
Interest income not attributable to our Card Member loan portfolio (U)	(36)	(27)	(22)	(25)	(33)	(110)	(189)
Adjusted net interest income (V)	$1,583	$1,528	$1,414	$1,456	$1,521	$5,981	$6,321
Average Card Member loans (billions)	$56.1	$52.3	$49.9	$49.0	$50.3	$52.0	$53.0
Net interest income divided by average Card Member loans (W)	11.4%	11.7%	11.2%	11.6%	11.8%	11.4%	11.7%
Net interest yield on average Card Member loans (X)	11.2%	11.6%	11.4%	12.1%	12.0%	11.5%	11.9%

Outside the U.S.
Net interest income	$178	$181	$183	$199	$201	$741	$923
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	27	29	26	26	34	108	105
Interest income not attributable to our Card Member loan portfolio (U)	(2)	(2)	(2)	(2)	(2)	(8)	(12)
Adjusted net interest income (V)	$203	$208	$207	$223	$233	$841	$1,016
Average Card Member loans (billions)	$10.0	$8.9	$8.4	$8.3	$8.3	$9.0	$8.6
Net interest income divided by average Card Member loans (W)	7.1%	8.1%	8.7%	9.6%	9.7%	8.2%	10.7%
Net interest yield on average Card Member loans (X)	8.0%	9.3%	9.9%	10.9%	11.1%	9.4%	11.9%

Total
Net interest income	$1,774	$1,705	$1,575	$1,620	$1,691	$6,674	$7,145
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	50	60	70	86	98	266	393
Interest income not attributable to our Card Member loan portfolio (U)	(38)	(29)	(24)	(27)	(35)	(118)	(201)
Adjusted net interest income (V)	$1,786	$1,736	$1,621	$1,679	$1,754	$6,822	$7,337
Average Card Member loans (billions)	$66.1	$61.2	$58.3	$57.3	$58.6	$61.0	$61.6
Net interest income divided by average Card Member loans (W)	10.7%	11.1%	10.8%	11.3%	11.5%	10.9%	11.6%
Net interest yield on average Card Member loans (X)	10.7%	11.3%	11.1%	11.9%	11.9%	11.2%	11.9%

Global Commercial Services
Net interest income	$290	$267	$234	$220	$208	$1,011	$967
Exclude:
Interest expense not attributable to our Card Member loan portfolio (T)	86	88	87	93	103	354	478
Interest income not attributable to our Card Member loan portfolio (U)	(17)	(17)	(22)	(22)	(25)	(78)	(170)
Adjusted net interest income (V)	$359	$338	$299	$291	$286	$1,287	$1,275
Average Card Member loans (billions)	$16.8	$15.2	$14.5	$13.5	$12.6	$15.0	$13.0
Net interest income divided by average Card Member loans (W)	6.9%	7.0%	6.5%	6.5%	6.6%	6.7%	7.4%
Net interest yield on average Card Member loans (X)	8.5%	8.8%	8.3%	8.7%	9.0%	8.6%	9.8%

See Appendix IV for footnote references.

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q4'21	Q3'21	Q2'21	Q1'21	Q4'20	YOY % change	YTD'21	YTD'20	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (K)	$40	$32	$4	$53	$105	(62)	$129	$881	(85)
Less: Net write-offs (principal and fees) - GCP (K)(N)(O)	6	6	(24)	10	18	(67)	(2)	226	#
Net write-offs (principal and fees) - GCSG and GSBS (K)	$34	$26	$28	$43	$87	(61)	$131	$655	(80)
Less: Net write-offs (fees only) - GCSG and GSBS (K)	4	3	5	7	10	(60)	19	62	(69)
Net write-offs (principal only) - GCSG and GSBS (K)	$30	$23	$23	$36	$77	(61)	$112	$593	(81)

Average Card Member receivables
Global Consumer Services Group (GCSG)	$21.0	$19.8	$18.6	$17.1	$17.3	21	$19.2	$16.9	14
Global Small Business Services (GSBS)	17.5	16.5	15.2	14.0	14.4	22	15.8	14.8	7
Average receivables (GCSG and GSBS)	$38.5	$36.3	$33.8	$31.1	$31.7	21	$35.0	$31.7	10
GCP (O)	13.2	12.0	11.1	10.7	10.7	23	11.8	12.2	(3)
Total average receivables	$51.7	$48.3	$44.9	$41.8	$42.4	22	$46.8	$43.9	7

Net write-off rate (principal and fees) (K)	0.3%	0.3%	—%	0.5%	1.0%		0.3%	2.0%
Net write-off rate (principal and fees) - GCSG and GSBS (K)	0.4%	0.3%	0.3%	0.6%	1.1%		0.4%	2.1%
Net write-off rate (principal only) - GCSG and GSBS (K)	0.3%	0.2%	0.3%	0.5%	1.0%		0.3%	1.9%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Effective April 1, 2021, we prospectively changed the recognition of certain costs paid to a third party previously recognized over the twelve month card membership period in Net card fees in the Consolidated Statements of Income; such costs are now recorded as incurred in Marketing and business development expense. This change is not material to the Consolidated Financial Statements.
(B)	Represents net income, less (i) earnings allocated to participating share awards of $11 million, $14 million, $16 million, $15 million and $9 million in Q4'21, Q3'21, Q2'21, Q1'21 and Q4'20, respectively; (ii) dividends on preferred shares of $22 million, $20 million, $15 million, $14 million and $14 million in Q4'21, Q3'21, Q2'21, Q1'21 and Q4'20, respectively; and (iii) equity-related adjustments of $7 million and $9 million in Q4'21 and Q3'21, respectively, related to the redemption of preferred shares. (refer to Footnote "S").
(C)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(D)	Return on average equity and return on average common equity are calculated for the relevant periods by dividing the preceding twelve months of net income by the one-year monthly average total shareholders' equity, and the preceding twelve months of net income attributable to common shareholders by the one-year monthly average common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Effective Q1'21, we changed the way we describe our volume metrics:
• Where we previously used the term “Billed Business” to describe our total volumes, we now use the term “Network Volumes.”
• Where we previously used the term “Proprietary Billed Business” to describe transaction volumes (including cash advances) from cards and other payment products issued by American Express, we now use the term “Billed Business.”
• Where we previously used the term “GNS Billed Business” to describe transaction volumes (including cash advances) from cards issued by GNS partners and joint ventures, we now use the term “Processed Volumes” and in order to provide a more complete view of transactions across our network we have now included in this category transactions associated with certain alternative payment solutions that were not previously reported in our volume metrics.

We believe that these changes provide better differentiation and descriptors for the volumes that run across the American Express network.
(G)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with network volumes, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	We present a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. We believe the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(L)	Beginning Q1'20, we offered Customer Pandemic Relief programs to provide short-term support for customers impacted by COVID-19. These programs are no longer widely available and negligible balances remained in the programs as of December 31, 2021. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "W" and "X").
(N)	Q2'21 includes a $37 million partial recovery in Card Member receivables related to a corporate client bankruptcy, which had resulted in a $53 million write-off in the prior year in the Global Commercial Services (GCS) segment.
(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(P)	As a result of organizational changes announced during the second quarter of 2021, our loyalty coalition business results, which were previously reported within the GMNS segment, are now reported within the GCSG segment. Prior period segment results have been revised to conform with current period presentation.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q4'21 apply to the period(s) against which such results are being compared).
(R)	Effective Q1'21, we renamed "Non T&E" to "Goods and services (G&S)" which includes spend in merchant categories other than T&E-related merchant categories.
(S)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021 and the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021. The difference between the redemption value and carrying value of the redeemed Series B and C Preferred Shares resulted in reductions of $7 million and $9 million to net income available to common shareholders, in Q4'21 and Q3'21, respectively.
(T)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(U)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(V)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. We believe adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(W)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(X)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio.